                                                                  EXECUTION COPY

                       THIRD AMENDMENT TO CREDIT AGREEMENT

     THIRD AMENDMENT, dated as of August 2, 2004 (this "Amendment"), to the
3-Year Credit Agreement, dated as of August 26, 2003 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among ASPEN INSURANCE
HOLDINGS LIMITED (the "Company"), the Subsidiary Borrowers from time to time parties thereto, the Several Lenders from time to time parties thereto (the
"Lenders"), CREDIT LYONNAIS NEW YORK BRANCH, as documentation agent (in such capacity, the "Documentation Agent"), and BARCLAYS BANK PLC, as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent").

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, the Company has informed the Lenders of its intent to issue
$200,000,000 aggregate principal amount of its senior unsecured notes, and the
Lenders have agreed to permit such issuance; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement to permit such transaction, and to make certain other changes to the Loan Documents, on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

     2. Deletions from the Credit Agreement.

         (a) Sections 3.17, 5.4 and 5.10 of the Credit Agreement are hereby deleted and replaced with the words "Intentionally Omitted" in lieu thereof.

         (b) Subsection 7(i) of the Credit Agreement is hereby deleted and replaced with the words "Intentionally Omitted" in lieu thereof.

     3. Amendments to Section 6.2 of the Credit Agreement. Section 6.2 of the
Credit Agreement is hereby amended by:

         (a) deleting the word "and" from the end of paragraph (g) thereof; and

         (b) deleting paragraph (h) therefrom and inserting the following in its place:

               (h) Indebtedness of the Company in the aggregate principal amount of up to $200,000,000 outstanding under senior unsecured notes issued by the Company; and

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               (i) additional Indebtedness of the Company or any of its
               Subsidiaries in an aggregate principal amount (for the Company and its Subsidiaries) not to exceed $10,000,000 at any one time outstanding.

     4. Amendments to Section 6.5 of the Credit Agreement. Section 6.5 of the
Credit Agreement is hereby amended by deleting the sentence immediately following paragraph (g) thereof.

     5. Amendments to Section 7 of the Credit Agreement. Section 7 of the Credit
Agreement is hereby amended by:

         (a) deleting paragraph (c) in its entirety and inserting in lieu thereof the following:

               (c) any Loan Party shall default in the observance or performance of any agreement contained in clause (i) or (ii) of Section
               5.5(a) (with respect to the Borrowers only), Section 5.8(a),
               Section 5.11 or Section 6 of this Agreement; or

         (b) deleting the word "or" from paragraph (k) thereof;

         (c) inserting the word "or" after the semi-colon in paragraph (l)
     thereof; and

         (d) inserting the following new paragraph (m) after paragraph (l)
     thereof:

               (m) the rating of any Relevant Subsidiary falls below AM Best financial strength rating B++ and/or S&P financial strength rating A-. For purposes herein, a "Relevant Subsidiary" is any
               Subsidiary the total consolidated assets or total consolidated revenues of which and its Subsidiaries exceed 10% of the total consolidated assets or gross consolidated revenues, respectively, of the Company and its Subsidiaries on a consolidated basis at the end of or for, respectively, the then most recently completed fiscal quarter of the Company for which financial statements shall have been delivered to the Lenders as required herein;

     6. Termination and Release. The Lenders hereby agree that on the Amendment
Effectiveness Date (as defined in Section 7 hereof), (i) Section 3 of the
Guarantee and Collateral Agreement and all other Security Documents are hereby terminated, (ii) anything in the Guarantee and Collateral Agreement to the contrary notwithstanding, the only Guarantor under the Guarantee and Collateral
Agreement shall be the Company, and the guarantee of each other Person which, but for this Section 6, would be a Guarantor under the Guarantee and Collateral
Agreement is hereby terminated, (iii) all provisions of the Loan Documents which

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relate to the terms and conditions of the Guarantee and Collateral Agreement and the other Security Documents that are terminated pursuant to this Section 6
(including all related defined terms) shall be deemed to no longer have any force or effect, (iv) all security interests in Collateral created by the
Guarantee and Collateral Agreement and all other Security Documents shall be released and (v) the Administrative Agent is hereby authorized, and agrees, to execute, deliver and record all documents necessary to give effect to the terminations and other matters covered by this Section 6 and to do such other acts or things as may be reasonably requested by the Company to give effect to the provisions of this Section 6.

     7. Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above upon satisfaction of the following conditions precedent
(the "Amendment Effectiveness Date"):

         (a) The Administrative Agent shall have received counterparts of this
     Amendment executed by the Company and each of the Lenders;

         (b) The Administrative Agent shall have received counterparts of the
     Third Amendment to the Other Credit Agreement executed and delivered by the
     Company and each of the Lenders (as defined therein), which shall amend the
     Other Credit Agreement in substantially the same manner as the Credit
     Agreement is being amended hereby, and the Third Amendment to the Other
     Credit Agreement shall have become effective; and

         (c) The Administrative Agent shall have received the fee set out in the email dated July 13, 2004, from the Company to the Administrative Agent.

     8. Limited Effect. From and after the date hereof, each reference to the
Credit Agreement (or the 3-Year Credit Agreement) that appears in a Loan
Document shall be deemed to be a reference to the Credit Agreement (or the
3-Year Credit Agreement) as amended hereby. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Credit Agreement are and shall continue to be in full force and effect; provided the foregoing shall not be deemed to in any way limit the effectiveness or intent of Section 6 hereof.

     9. Representations and Warranties. The representations and warranties made by the Company contained in the Credit Agreement are true and correct on and as of the date hereof after giving effect to this Amendment (except where such representation and warranty speaks of a specific date in which case such representation and warranty shall be true and correct as of such date).

     10. Further Assurances. The Administrative Agent is hereby authorized, and agrees, to execute, deliver and record all documents necessary, and to do such other acts or things as may be reasonably requested by the Company, to give effect to the provisions of this Amendment.

     11. Payment of Expenses. The Borrower agrees to pay or reimburse the

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Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Amendment and any other document prepared in connection herewith (including, without limitation, those prepared in accordance with
Sections 6 and 10), including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     12. Counterparts. This Amendment may be executed in counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     13. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED
IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

                                        ASPEN INSURANCE HOLDINGS LIMITED

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        BARCLAYS BANK PLC,
                                        as Administrative Agent, Collateral
                                        Agent and as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        CALYON NEW YORK BRANCH, as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        CREDIT SUISSE FIRST BOSTON, ACTING
                                        THROUGH ITS CAYMAN ISLANDS BRANCH,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        ABN AMRO BANK N.V., as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        DEUTSCHE BANK AG, NEW YORK BRANCH,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        LLOYDS TSB BANK PLC, as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        THE BANK OF BERMUDA, as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        THE BANK OF N.T. BUTTERFIELD & SON LTD.,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        FLEET NATIONAL BANK, as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        UBS AG, CAYMAN ISLANDS BRANCH,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title: